UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

MAKEMUSIC! INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer Identification No.)

6210 Bury Drive Eden Prairie, Minnesota 55346
(Address of Principal Executive Offices) (Zip Code)

(952) 937-9611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 8, 2005, Sean Lafleur and Martin Velasco, directors of MakeMusic! Inc. advised the Governance Committee of the Board of Directors that they will not stand for re-election at the 2005 annual meeting of shareholders.  At this time, the Governance Committee has determined that it will not name additional nominees to fill the vacancies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2005

MAKEMUSIC! INC.

	By	/s/ Alan G. Shuler
Alan G. Shuler
Chief Financial Officer